UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 2, 2011

Tredegar Corporation
(Exact name of Registrant as specified in its charter)

Virginia	1-10258	54-1497771
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1100 Boulders Parkway, Richmond, Virginia	23225
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(804) 330-1000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into A Material Definitive Agreement.

Effective on August 31, 2011, following the approval of its Board of Directors, Tredegar Corporation, a Virginia corporation (the “Company”), entered into Amendment No. 2 (“Amendment No. 2”) to its Amended and Restated Rights Agreement, dated as of June 30, 2009 (as previously amended, the “Amended and Restated Rights Agreement”), between the Company and Computershare Trust Company, N.A., as Rights Agent.  The principal amendment included in Amendment No. 2 is to change the references to “10%” in the definition of “Acquiring Person” in each of the places it appears in Section 1(a) and Section 23(a)(ii) of the Amended and Restated Rights Agreement and in “Summary of Rights to Purchase Preferred Stock” attached as Exhibit B to the Amended and Restated Rights Agreement to “15%.”  Under the Amended and Restated Rights Agreement, as amended by the Amendment No. 2, the Distribution Date (as defined in the Amended and Restated Rights Agreement) will occur on the earlier of (i) 10 business days following a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding shares of the Company’s common stock or (ii) the date designated by the Company’s Board of Directors following the commencement of, or first public disclosure of an intent to commence, a tender or exchange offer that would result in a person or group beneficially becoming an Acquiring Person.

The foregoing summary of Amendment No. 2 is qualified in its entirety by reference to the full text of Amendment No. 2 incorporated herein by reference to Exhibit 3 to Amendment No. 3 to the Company’s Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission (the “SEC”) on September 2, 2011.

The foregoing summary of the Amended and Restated Rights Agreement is qualified in its entirety by reference to the full text of the Amended and Restated Rights Agreement incorporated herein by reference to Exhibit 1 to Amendment No. 2 to the Company’s Registration Statement on Form 8-A/A filed with the SEC on June 30, 2009.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1
Amended and Restated Rights Agreement, dated as of June 30, 2009, between Tredegar Corporation and National City Bank, as Rights Agent (filed as Exhibit 1 to Amendment No. 2 to the Company’s Registration Statement on Form 8-A/A (File No. 1-10258), as filed with the SEC on July 1, 2009, and incorporated herein by reference).

99.2
Amendment to Amended and Restated Rights Agreement, dated as of June 30, 2009, between Tredegar Corporation and Computershare Trust Company, N.A., as Rights Agent (filed as Exhibit 2 to Amendment No. 3 to the Company’s Registration Statement on Form 8-A/A (File No. 1-10258), as filed with the SEC on September 2, 2011, and incorporated herein by reference).

99.3
Amendment No. 2 to Amended and Restated Rights Agreement, dated as of June 30, 2009, between Tredegar Corporation and Computershare Trust Company, N.A., as Rights Agent (filed as Exhibit 3 to Amendment No. 3 to the Company’s Registration Statement on Form 8-A/A (File No. 1-10258), as filed with the SEC on September 2, 2011, and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 2, 2011
TREDEGAR CORPORATION

By:	/s/ A. Brent King
	Name:	A. Brent King
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1
Amended and Restated Rights Agreement, dated as of June 30, 2009, between Tredegar Corporation and National City Bank, as Rights Agent (filed as Exhibit 1 to Amendment No. 2 to the Company’s Registration Statement on Form 8-A/A (File No. 1-10258), as filed with the SEC on July 1, 2009, and incorporated herein by reference).

99.2
Amendment to Amended and Restated Rights Agreement, dated as of June 30, 2009, between Tredegar Corporation and Computershare Trust Company, N.A., as Rights Agent (filed as Exhibit 2 to Amendment No. 3 to the Company’s Registration Statement on Form 8-A/A (File No. 1-10258), as filed with the SEC on September 2, 2011, and incorporated herein by reference).

99.3
Amendment No. 2 to Amended and Restated Rights Agreement, dated as of June 30, 2009, between Tredegar Corporation and Computershare Trust Company, N.A., as Rights Agent (filed as Exhibit 3 to Amendment No. 3 to the Company’s Registration Statement on Form 8-A/A (File No. 1-10258), as filed with the SEC on September 2, 2011, and incorporated herein by reference).